Exhibit 99.2

SYNNEX Corporation

Unaudited pro forma condensed consolidated financial statements

On December 1, 2020, SYNNEX Corporation (“SYNNEX” or the “Company” or the “Parent”) completed the previously announced separation of its customer experience services businesses (the “Separation”), which was accomplished by the distribution of one hundred per cent (100%) of the outstanding common stock of Concentrix Corporation (“Concentrix”) to SYNNEX stockholders as of the close of business on November 17, 2020, the record date for the distribution (the “Distribution”). SYNNEX stockholders received one share of Concentrix common stock for every one share of SYNNEX common stock held at the close of business on the record date. Concentrix is now an independent public company under the symbol “CNXC” on the Nasdaq Stock Market LLC.

The following unaudited pro forma condensed consolidated statements of operations of SYNNEX for the nine months ended August 31, 2020 and for each of the three fiscal years ended November 30, 2019, 2018, and 2017 reflect SYNNEX’ results of operations as if the Distribution had occurred on December 1, 2016. The following unaudited pro forma condensed consolidated balance sheet of SYNNEX as of August 31, 2020 assumes that the Distribution had occurred on August 31, 2020. Beginning with the first quarter of fiscal year 2021, Concentrix’ historical financial results for periods prior to the Distribution will be reflected in SYNNEX’ consolidated financial statements as discontinued operations.

The unaudited pro forma condensed consolidated financial statements are presented based on information currently available, are intended for information purposes and, are not intended to represent what SYNNEX’ financial position and results of operations actually would have been had the Distribution occurred on the dates indicated. In addition, the unaudited pro forma condensed consolidated financial statements are not necessarily indicative of SYNNEX’ financial position and results of operations for any future period.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with:

i.

the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in SYNNEX’ Form 10-K for the fiscal year ended November 30, 2019 and

ii.

the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in SYNNEX’ Form 10-Q for the nine months ended August 31, 2020.

The Historical column in the unaudited pro forma condensed consolidated financial statements reflects SYNNEX’ historical financial statements for the periods presented and does not reflect any adjustments related to the Distribution and related events.

The Concentrix Separation column in the unaudited pro forma condensed consolidated financial statements were derived from the unaudited pro forma condensed combined financial statements and the combined financial statements included in Concentrix’ amended Form 10 filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2020.

The pro forma financial information has been prepared by SYNNEX for illustrative and informational purposes only in accordance with Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Amendments to Financial Disclosures About Acquired and Disposed Businesses, as adopted by the SEC on May 21, 2020 (“Article 11”). We elected to voluntarily comply with the amended Article 11 in advance of the mandatory compliance date. The pro forma financial information is based on various adjustments and assumptions and is not necessarily indicative of what SYNNEX’s consolidated statements of operations or consolidated statement of financial condition actually would have been had the Separation been completed as of the dates indicated or will be for any future periods. The pro forma financial statements do not purport to project the future financial position or operating results of SYNNEX following the completion of the Separation. The pro forma financial information does not include adjustments to reflect any potential synergies or dis-synergies cost that may be achievable in connection with the Separation.

SYNNEX Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of August 31, 2020

(currency and share amounts in thousands, except per share amounts)

	Historical Consolidated	Concentrix Separation	Transaction Adjustments	Note	Pro Forma SYNNEX
ASSETS
Current assets:
Cash and cash equivalents	$1,452,273	$(93,341)	$1,160,718	A	$1,347,650
			(1,200,000)	B
			28,000	C
Accounts receivable, net	3,580,970	(940,091)	—		2,640,879
Receivable from SYNNEX Corporation (“Parent”)	—	(26,298)	26,298	A	—
Receivables from vendors, net	323,027	—	—		323,027
Inventories	2,832,607	—	—		2,832,607
Loan receivable from Parent	—	(73,425)	73,425	A	—
Other current assets	375,273	(233,029)	—		142,244
Total current assets	8,564,151	(1,366,184)	88,441		7,286,407
Property and equipment, net	583,951	(423,438)	—		160,513
Goodwill	2,257,292	(1,835,526)	—		421,766
Intangible assets, net	1,031,168	(835,776)	—		195,392
Deferred tax assets	116,263	(72,956)	—		43,307
Other assets, net	710,283	(585,514)	—		124,769
Total assets	$13,263,107	$(5,119,394)	$88,441		$8,232,154

LIABILITIES AND EQUITY
Current liabilities:
Borrowings, current	$244,114	$—	$(150,000)	B	$94,114
Accounts payable	3,655,215	(117,796)	—	A	3,537,419
Payable to Parent	—	(87,016)	87,016	A	—
Loan payable to Parent	—	(1,721,207)	1,100,000	A	—
			621,207	A
Accrued compensation and benefits	447,661	(360,609)	—		87,052
Other accrued liabilities	1,257,160	(354,040)	6,605	F	909,725
Income taxes payable	27,998	(25,449)	23,131	C	23,727
			(1,953)	I
Total current liabilities	5,632,148	(2,666,117)	1,686,006		4,652,037
Long-term borrowings	2,609,809	—	(1,047,782)	B	1,562,027
Other long-term liabilities	722,343	(653,567)	28,000	C	96,776
Deferred tax liabilities	205,225	(171,743)	(11,365)	C	22,117
Total liabilities	9,169,525	(3,491,427)	654,859		6,332,957
Stockholders’ equity:
Common stock	53	—	—		53
Additional paid-in capital	1,579,026	—	—		1,579,026
Treasury stock	(178,775)	—	—		(178,775)
Accumulated other comprehensive income (loss)	(224,628)	10,562	—		(214,066)
Retained earnings/Parent investment in Concentrix	2,917,906	(1,638,529)	(547,782)	A	712,959
			(1,745)	B
			(11,766)	C
			(5,125)	F
Total stockholders' equity	4,093,582	(1,627,967)	(566,418)		1,899,197
Total liabilities and equity	$13,263,107	$(5,119,394)	$88,441		$8,232,154

(amounts may not add due to rounding)

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Consolidated Financial Statements.

SYNNEX Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Nine months ended August 31, 2020

(currency and share amounts in thousands, except per share amounts)

	Historical Consolidated	Concentrix Separation	Transaction Adjustments	Note	Pro Forma SYNNEX
Revenue:
Products	$13,858,313	$—	$—		$13,858,313
Services	3,403,305	(3,418,676)	15,371	D	—
Total revenue	17,261,619	(3,418,676)	15,371		13,858,313
Cost of revenue
Products	(13,031,113)	—	—		(13,031,113)
Services	(2,206,256)	2,215,783	(9,527)	D	—
Gross profit	2,024,249	(1,202,893)	5,844		827,200
Selling, general and administrative expenses	(1,514,734)	1,014,339	(5,844)	D	(507,420)
			(1,181)	E
Operating income	509,515	(188,554)	(1,181)		319,780
Interest expense and finance charges, net	(99,046)	39,515	(39,808)	G	(74,665)
			24,674	H
Other income (expense), net	3,280	(4,283)	—		(1,003)
Income before income taxes	413,748	(153,322)	(16,315)		244,112
Provision for income taxes	(99,740)	53,138	(15,915)	C	(59,037)
			3,480	I
Net income	$314,008	$(100,184)	$(28,750)		$185,075
Earnings per common share:
Basic	$6.10				$3.60
Diluted	$6.07				$3.57
Weighted-average common shares outstanding:
Basic	50,851				50,851
Diluted	51,172				51,172

(amounts may not add due to rounding)

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Consolidated Financial Statements.

SYNNEX Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Fiscal year ended November 30, 2019

(currency and share amounts in thousands, except per share amounts)

	Historical Consolidated	Concentrix Separation	Transaction Adjustments	Note	Pro Forma SYNNEX
Revenue:
Products	$19,069,966	$—	$—		$19,069,966
Services	4,687,327	(4,707,912)	20,585	D	—
Total revenue	23,757,293	(4,707,912)	20,585		19,069,966
Cost of revenue
Products	(17,912,711)	—	—		(17,912,711)
Services	(2,946,664)	2,959,464	(12,800)	D	—
Gross profit	2,897,917	(1,748,448)	7,785		1,157,255
Selling, general and administrative expenses	(2,084,156)	1,454,116	(7,785)	D	(646,004)
			(1,574)	E
			(6,605)	F
Operating income	813,761	(294,332)	(8,179)		511,251
Interest expense and finance charges, net	(166,421)	92,196	(93,329)	G	(111,242)
			56,312	H
Other income (expense), net	30,363	(2,280)	(2,218)	B	25,865
Income before income taxes	677,703	(204,416)	(47,414)		425,874
Provision for income taxes	(176,991)	87,252	(31,027)	C	(110,144)
			10,622	I
Net income	$500,712	$(117,164)	$(67,819)		$315,730
Earnings per common share:
Basic	$9.79				$6.17
Diluted	$9.74				$6.14
Weighted-average common shares outstanding:
Basic	59,669				59,669
Diluted	50,936				50,936

(amounts may not add due to rounding)

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Consolidated Financial Statements.

SYNNEX Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Fiscal year ended November 30, 2018

(currency and share amounts in thousands, except per share amounts)

	Historical Consolidated	Concentrix Separation	Transaction Adjustments	Note	Pro Forma SYNNEX
Revenue:
Products	$17,323,078	$—	$—		$17,323,078
Services	2,444,867	(2,463,151)	18,284	D	—
Total revenue	19,767,945	(2,463,151)	18,284		17,323,078
Cost of revenue
Products	(16,326,576)	—	—		(16,326,576)
Services	(1,514,470)	1,525,599	(11,129)	D	—
Gross profit	1,926,899	(937,552)	7,155		996,502
Selling, general and administrative expenses	(1,376,664)	792,791	(7,155)	D	(592,602)
			(1,574)	E
Operating income	550,236	(144,761)	(1,574)		403,900
Interest expense and finance charges, net	(84,675)	38,239	—		(46,436)
Other income (expense), net	(8,984)	(4,386)	—		(13,370)
Income before income taxes	456,577	(110,908)	(1,574)		344,094
Provision for income taxes	(156,596)	62,637	143	C	(93,319)
			497	I
Net income	$299,981	$(48,271)	$(934)		$250,775
Earnings per common share:
Basic	$7.21				$6.03
Diluted	$7.17				$6.00
Weighted-average common shares outstanding:
Basic	41,215				41,215
Diluted	41,451				41,451

(amounts may not add due to rounding)

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Consolidated Financial Statements.

SYNNEX Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Fiscal year ended November 30, 2017

(currency and share amounts in thousands, except per share amounts)

	Historical Consolidated	Concentrix Separation	Transaction Adjustments	Note	Pro Forma SYNNEX
Revenue:
Products	$14,796,299	$—	$—		$14,796,299
Services	1,974,829	(1,990,180)	15,351	D	—
Total revenue	16,771,128	(1,990,180)	15,351		14,796,299
Cost of revenue
Products	(13,989,150)	—	—		(13,989,150)
Services	(1,232,666)	1,241,026	(8,360)	D	—
Gross profit	1,549,312	(749,154)	6,991		807,149
Selling, general and administrative expenses	(1,041,975)	634,531	(6,991)	D	(416,009)
			(1,574)	E
Operating income	507,337	(114,623)	(1,574)		391,140
Interest expense and finance charges, net	(45,357)	24,020	—		(21,337)
Other income (expense), net	1,123	2,326	—		3,449
Income before income taxes	463,103	(88,277)	(1,574)		373,252
Provision for income taxes	(162,863)	16,027	8,068	C	(138,185)
			583	I
Net income	$300,240	$(72,250)	$7,077		$235,067
Earnings per common share:
Basic	$7.52				$5.89
Diluted	$7.48				$5.86
Weighted-average common shares outstanding:
Basic	39,556				39,556
Diluted	39,758				39,758

(amounts may not add due to rounding)

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Consolidated Financial Statements.

SYNNEX Corporation

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(currency in thousands)

The unaudited pro forma condensed consolidated statements of operations for the nine months ended August 31, 2020 and for the fiscal years ended November 30, 2019, 2018 and 2017 and the unaudited pro forma condensed consolidated balance sheet as of August 31, 2020 include the following pro forma adjustments:

(A)

Reflects the settlement of all non-trade receivable and payable balances, including loan balances between SYNNEX and Concentrix as part of the Separation. $1,160,718 was settled in cash by Concentrix and the remaining net amount payable by Concentrix was a contribution from the Parent.

(B)

Reflects the partial repayment of debt as part of the Separation together with the write-off of a proportionate amount of the unamortized deferred financing costs associated with the partial pay down. The write-off of deferred financing costs of $2,218 has been reflected as an adjustment to retained earnings, net of tax in the unaudited pro forma condensed consolidated balance sheet and has been recorded as a loss on extinguishment of debt in other income (expense), net in the unaudited pro forma condensed consolidated statement of operations for the fiscal year ended November 30, 2019.

(C)

Reflects certain tax adjustments related to the remeasurement of deferred tax balances following the disposal of Concentrix. In addition, as part of the Separation, certain tax liabilities related to Concentrix will be retained and are payable by SYNNEX. Accordingly, these have been reflected in the pro forma tax liability balances, together with the corresponding cash received from Concentrix.

(D)

Reflects adjustments for intercompany transactions, between SYNNEX and Concentrix which will no longer be eliminated in consolidation subsequent to the Separation. The transactions which represent services provided by Concentrix to SYNNEX are expected to continue subsequent to the Separation and will be recorded as selling, general and administrative expenses in the consolidated statement of operations by SYNNEX.

(E)	Reflects general corporate overhead costs which were historically allocated to Concentrix.

(F)

Subsequent to August 31, 2020, SYNNEX anticipates it will incur additional non-recurring costs of approximately $6,605 to complete the separation. These costs primarily relate to transaction advisory and professional fees associated with regulatory filings and separation activities. The unaudited pro forma condensed consolidated balance sheet as of August 31, 2020 has been adjusted to record estimated separation costs of $6,605 in other accrued liabilities, with the net of tax impact presented as a decrease to retained earnings. The unaudited pro forma condensed consolidated statement of operations for the year ended November 30, 2019 has been adjusted to record estimated separation costs of $6,605 in selling, general and administrative expenses.

(G)

Represents the elimination of net intercompany interest expense on loans between Concentrix and SYNNEX as reflected in Concentrix’ standalone combined financial statements and included in the Concentrix Separation column in the unaudited pro forma condensed consolidated statements of operations.

(H)

Reflects the reduction in interest expense for the nine months ended August 31, 2020 and the year ended November 30, 2019 to give effect to the estimated repayment of variable rate term loans as described in Note B above. Pro forma interest expense was calculated using interest rates prevailing during the periods presented. As of August 31, 2020, the Company had economically converted $1,600,000 of its outstanding floating rate debt to fixed-rate through interest rate swaps. Substantially all of the interest rate swaps are accounted as cash flow hedges. Accordingly, a 1/8 change in the variable rate is not expected to have a material impact on the Company’s interest expense.

(I)	Represents the tax impact associated with the pro forma adjustments at the applicable statutory income tax rates in effect in the respective tax jurisdictions during the periods presented.